UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2013

POSITIVEID CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-33297	06-1637809
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1690 SOUTH CONGRESS AVENUE, SUITE 201 DELRAY BEACH, FLORIDA	33445
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 561-805-8008

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.   Regulation FD Disclosure.

On December 10, 2013, PositiveID Corporation (“PositiveID”) announced it conducted an audio interview with SmallCapVoice.com, Inc. which is posted at http://smallcapvoice.com/blog/12-26-12-smallcapvoice-interview-with-positiveid-corporation-psid. The audio transcript is furnished as Exhibit 99.1 to this Form 8-K.

The discussion in the audio interview contains forward-looking statements involving risks and uncertainties, both known and unknown, that may cause actual results to differ materially from those indicated. Actual results may differ materially due to a number of factors, including those factors discussed in the attached transcript, and other factors discussed in the Company’s filings with the Securities and Exchange Commission, including its report on Form 10-K for the year ended December 31, 2012, and our most recent Quarterly Report on Form 10-Q for the quarter ended September 30, 2013, and subsequent filings. Any forward-looking statements included in the presentation are as of December 10, 2013 and the Company does not intend to update them if its views later change, except as may be required by law. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to December 10, 2013.

The information referenced under Item 7.01 (including Exhibit 99.1referenced in Item 9.01 below) of this Current Report on Form 8-K is being “furnished” under “Item 7.01. Regulation FD Disclosure” and, as such, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information set forth in this Current Report on Form 8-K (including Exhibit 99.1referenced in Item 9.01 below) shall not be incorporated by reference into any registration statement, report or other document filed by PositiveID pursuant to the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing. PositiveID does not undertake to update the information as posted on its website; however, it may post additional information included in future press releases and Forms 8-K, as well as posting its periodic Exchange Act reports.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Transcript of audio interview with SmallCapVoice.com

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PositiveID Corporation

Date: December 10, 2013	By:	/s/ William J. Caragol
William J. Caragol
Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Transcript of audio interview with SmallCapVoice.com

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